   As Filed with the Securities and Exchange Commission on September 22, 1999
                                                      Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                            DEVON ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                              73-1567067
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
    incorporation or organization)

                         20 North Broadway, Suite 1500
                       Oklahoma City, Oklahoma 73102-8260
                                 (405) 235-3611
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                J. Larry Nichols
                     President and Chief Executive Officer
                            Devon Energy Corporation
                         20 North Broadway, Suite 1500
                       Oklahoma City, Oklahoma 73102-8260
                                 (405) 235-3611
 (Name, Address, Including Zip Code, and Telephone Number,Including Area Code,
                             of Agent For Service)

                                   COPIES TO:

           Jerry A. Warren                         Thomas P. Mason
     McAfee & Taft A Professional              Andrews & Kurth L.L.P.
             Corporation                       600 Travis, Suite 4200
  Two Leadership Square, 10th Floor             Houston, Texas 77002
          211 North Robinson
  Oklahoma City, Oklahoma 73102-7103

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

  If the only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-86065

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

 Title of Each Class                     Proposed Maximum  Proposed Maximum
 of Securities to be     Amount to be     Offering Price       Aggregate           Amount of
     Registered           Registered       Per Share(2)    Offering Price(2) Registration Fee(2)(3)
---------------------------------------------------------------------------------------------------
                           1,385,000
Devon Common Stock(1)      Shares(3)         $41.1875         $57,044,688           $15,858
---------------------------------------------------------------------------------------------------

(1) Includes the stock purchase rights associated with the Devon Common Stock.
(2) Calculated in accordance with Rule 457(c).
(3) These shares are in addition to the 10,000,000 shares registered pursuant to Registration Statement No. 333-86065 for which a filing fee of $106,943 has been paid.

  THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) OF THE SECURITIES ACT OF 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-3 (COMMISSION FILE NO. 333-86065) FILED BY DEVON ENERGY CORPORATION ("THE COMPANY") WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1999, AS AMENDED BY AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 FILED ON SEPTEMBER 15, 1999, INCLUDING THE EXHIBITS THERETO, WHICH WAS DECLARED EFFECTIVE ON SEPTEMBER 20, 1999, ARE INCORPORATED BY REFERENCE IN THIS REGISTRATION STATEMENT.

ITEM 16. EXHIBITS

 Exhibit No.                              Document
 -----------                              --------
     5.1     Opinion of McAfee & Taft A Professional Corporation.
    23.1     Consent of KPMG LLP.
    23.2     Consent of Deloitte & Touche LLP.
    23.3     Consent of PricewaterhouseCoopers LLP.
    23.4     Consent of Arthur Andersen LLP.
    23.5     Consent of LaRoche Petroleum Consultants, Ltd.
    23.6     Consent of AMH Group Ltd.
    23.7     Consent of Paddock Lindstrom & Associates Ltd.
    23.8     Consent of John P. Hunter & Associates, Ltd.
    23.9     Consent of Ryder Scott Company, L.P.
    23.10    Consent of McAfee & Taft A Professional Corporation (contained in opinion in Exhibit 5.1).
    24.1     Power of Attorney.*

--------
* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended, Registration Statement No. 333-86065.

                                   SIGNATURES

  Pursuant to the requirements of Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 21st day of September, 1999.

                                          DEVON ENERGY CORPORATION

                                                  /s/ J. Larry Nichols*
                                          By: _________________________________
                                             J. Larry Nichols
                                             President and Chief Executive
                                             Officer

  Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on September 21, 1999.


              Signature                      Title

   /s/    James L. Pate*             Chairman of the Board
-----------------------------------   and Director
           James L. Pate

   /s/   J. Larry Nichols*           President,
-----------------------------------   Chief Executive
         J. Larry Nichols             Officer and Director

   /s/  William T. Vaughn*           Vice President Finance
-----------------------------------
         William T. Vaughn

   /s/   Danny J. Heatly*            Controller
-----------------------------------
          Danny J. Heatly

   /s/  Thomas F. Ferguson*          Director
-----------------------------------
        Thomas F. Ferguson

   /s/   David M. Gavrin*            Director
-----------------------------------
          David M. Gavrin

   /s/  Michael E. Gellert*          Director
-----------------------------------
        Michael E. Gellert

   /s/     John A. Hagg*             Director
-----------------------------------
           John A. Hagg

   /s/   Henry R. Hamman*            Director
-----------------------------------
          Henry R. Hamman

   /s/  William J. Johnson*          Director
-----------------------------------
        William J. Johnson

   /s/ Michael M. Kanovsky*          Director
-----------------------------------
        Michael M. Kanovsky

   /s/Robert Mosbacher, Jr.*         Director
-----------------------------------
       Robert Mosbacher, Jr.

             Signature                     Title

   /s/  H.R. Sanders, Jr.*          Director
----------------------------------
        H.R. Sanders, Jr.

   /s/   Terry L. Savage*           Director
----------------------------------
         Terry L. Savage

   /s/  Brent Scowcrowft*           Director
----------------------------------
         Brent Scowcrowft

   /s/  Robert B. Weaver*           Director
----------------------------------
         Robert B. Weaver

*By/s/    Marian J. Moon
----------------------------------
 Marian J. Moon Attorney-in-Fact
   for such persons pursuant to
  power of attorney filed as an
   exhibit to the Registration
Statement on Form S-3 (333-86065)
   of Devon Energy Corporation

                                 EXHIBIT INDEX

 5.1   Opinion of McAfee & Taft A Professional Corporation.
23.1   Consent of KPMG LLP.
23.2   Consent of Deloitte & Touche LLP.
23.3   Consent of PricewaterhouseCoopers LLP.
23.4   Consent of Arthur Andersen LLP.
23.5   Consent of LaRoche Petroleum Consultants, Ltd.
23.6   Consent of AMH Group Ltd.
23.7   Consent of Paddock Lindstrom & Associates Ltd.
23.8   Consent of John P. Hunter & Associates, Ltd.
23.9   Consent of Ryder Scott Company, L.P.
23.10  Consent of McAfee & Taft A Professional Corporation (contained in opinion in Exhibit 5.1).
24.1   Power of Attorney.*

--------
* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended, Registration Statement No. 333-86065